               FIRST AMENDMENT TO NOTE PURCHASE AND LOAN AGREEMENT

         THIS FIRST AMENDMENT TO NOTE PURCHASE AND LOAN AGREEMENT is made effective the 9th day of July, 2001, between SEVEN SEAS PETROLEUM INC., a Cayman Islands exempted company limited by shares (the "Corporation"), all of the Corporation's Subsidiaries (as hereafter defined) and CHESAPEAKE ENERGY CORPORATION, an Oklahoma corporation (the "Lender").

                                   WITNESSETH:

         WHEREAS, the Corporation, the Subsidiaries and the Lender executed that certain Note Purchase and Loan Agreement dated effective July 9, 2001, (the "Agreement"), providing for a credit facility made available by the Lender to the Corporation in the original principal amount of TWENTY- TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($22,500,000.00); and

         WHEREAS, the Corporation, the Subsidiaries and the Lender desire to modify the terms of the Agreement to correctly designate the exhibits and schedules to the Agreement, subject to the terms and conditions contained in the Agreement as amended by this First Amendment to Note Purchase and Loan Agreement (the "Amendment").

         NOW, THEREFORE, in consideration of the mutual covenants among the parties hereto and the benefits realized therefrom by the Corporation, the Subsidiaries and the Lender, the parties hereby agree as follows:

1. Defined Terms. Except as otherwise defined herein, all terms defined in the Agreement will have the same meaning herein as such terms are defined in the Agreement.

2. Extension of Closing Date. The date July 23, 2001, in clause (b) of paragraph 2 of the Agreement is hereby deleted and the date July 24, 2001, is hereby substituted therefore.

3. Amendment of Exhibit "B". The form of Warrants attached to the Agreement as Exhibit "B" is hereby deleted and the form of Warrants attached hereto as Exhibit "B" is hereby substituted therefor.

4. Addition of Remaining Exhibits. The following exhibits to the Agreement which were not finalized are added as follows: (a) the form of CEC Note attached hereto as Exhibit "A" is hereby added to the Agreement as Exhibit "A"; (b) the forms comprising the Pledge Agreement attached hereto as Exhibit "C" are hereby added to the Agreement as Exhibit "C"; (c) the form of Registration Agreement attached hereto as Exhibit "E" is hereby added to the Agreement as Exhibit "E";
(d) the form of Collateral Sharing Agreement attached hereto as Exhibit "F" is hereby added to the Agreement as Exhibit "F"; and (e) the form of Loan Purchase Agreement attached hereto as Exhibit "G" is hereby added to the Agreement as Exhibit "G".

5. Post Closing Actions. Under the terms of the Agreement the Corporation is required among other things to (the "Deferred Post Closing Requirements"): (a) amend the articles of incorporation,

SEVEN SEAS PETROLEUM INC.
FIRST AMENDMENT-NOTE PURCHASE AGREEMENT
other formation documents and governance documents for each of the Subsidiaries as required under paragraph 5.15 of the Agreement, which the parties have agreed will be modified as provided in Schedule "1" attached as a part hereof; and (b) establish controlled deposit accounts as contemplated by paragraphs 5.14 of the Agreement. The Corporation has advised that due to timing considerations the Deferred Post Closing Requirements cannot be completed prior to the Closing Date and subject to the terms and conditions herein the Lender has agreed to waive the Deferred Post Closing Requirements as a condition to closing the CEC Loan. Notwithstanding the foregoing, the Corporation and the Subsidiaries agree to comply with the Deferred Post Closing Requirements on or before the date which is forty-five (45) days after the Closing Date. The parties expressly agree that the Lender does not waive any other conditions to the Closing except as expressly provided herein, that the Lender does not waive any covenants (including those that impact the Deferred Post Closing Requirements), that the obligation of the Corporation and the Subsidiaries to perform the Deferred Post Closing Requirements is only deferred and that failure to perform such obligations on or before the specified date will constitute an event of Default under the Agreement, the Note and the Related Documents.

6. Representations, Warranties and Covenants. In order to induce the Lender to enter into this Amendment to modify the Agreement, the Corporation and Subsidiaries hereby represent, warrant and covenant that:

   6.1 No Default. Each of the representations and warranties set forth in the Agreement and in this Amendment are true and correct on and as of the date of execution of this Amendment with the same effect as if such representations and warranties had been made on and as of the date of execution hereof and no event of Default has occurred or is continuing.

   6.2 Authorization. The Corporation and each of the Subsidiaries is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies and to perform such party's obligations under the Agreement and the Related Agreements. The Corporation and the Subsidiaries have duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of Corporation and the Subsidiaries hereunder.

   6.3 No Conflicts. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by the Corporation of this Amendment or to consummate the transactions contemplated hereby.

   6.4 Binding Effect. When duly executed and delivered, this Amendment and the Agreement will each be a legal and binding obligation of Corporation and the Subsidiaries, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.


SEVEN SEAS PETROLEUM INC.
FIRST AMENDMENT-NOTE PURCHASE AGREEMENT

7. Supersession. It is agreed and understood between the Corporation, the Subsidiaries and the Lender that: (a) except to the extent the Agreement and Related Agreements are amended by this Amendment, such documents will remain in full force and effect and unabated and will govern all obligations throughout the term of the Agreement and this Amendment; (b) the Agreement together with all amendments thereto and all Related Agreements are incorporated herein by reference and made a part of this Amendment and the Corporation and the Subsidiaries hereby adopt, confirm and reaffirm each and every representation, warranty, covenant and obligation set forth in the Agreement and the Related Agreements as fully as if each of such matters were restated and set forth in this Amendment; (c) the Agreement as amended by this Amendment and the Related Agreements supersede any and all prior agreements entered into between the Corporation, the Subsidiaries and the Lender; and (d) whenever the Agreement, the Related Agreements or any agreement or document executed in connection therewith refer to the Agreement it is intended that such reference is to the Agreement as amended by this Amendment.

8. Default. The Corporation, the Subsidiaries and the Lender agree that any breach by the Corporation or the Subsidiaries of any of the terms or conditions of the Agreement as amended by this Amendment will constitute an event of Default under the Agreement.

9. Counterparts. This Amendment may be executed in multiple counterparts, each of which will be an original instrument, but all of which will constitute one agreement.

10. Governing Law. This Amendment will be governed by and construed in accordance the laws of the State of Oklahoma and any applicable laws of the United States of America in all respects, including construction, validity and performance.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the date first above written.

                                SEVEN SEAS PETROLEUM INC., a Cayman
                                Islands exempted company limited by shares


                                By /s/ LARRY A. RAY
                                  ----------------------------------------------
                                  Larry A. Ray, President

                                (the "Corporation")

                                SEVEN SEAS PETROLEUM HOLDINGS INC.,
                                a Cayman Islands exempted company limited by shares

                                By /s/ LARRY A. RAY
                                  ----------------------------------------------
                                  Larry A. Ray, President


SEVEN SEAS PETROLEUM INC.
FIRST AMENDMENT-NOTE PURCHASE AGREEMENT
                                     - 3 -

                                SEVEN SEAS PETROLEUM TURKEY INC., a
                                British Columbia corporation


                                By /s/ LARRY A. RAY
                                  ----------------------------------------------
                                  Larry A. Ray, President

                                SEVEN SEAS RESOURCES AUSTRALIA  INC.,
                                a British Columbia corporation


                                By /s/ LARRY A. RAY
                                  ----------------------------------------------
                                  Larry A. Ray, President

                                SEVEN SEAS PETROLEUM USA INC., a
                                Delaware corporation


                                By /s/ LARRY A. RAY
                                  ----------------------------------------------
                                  Larry A. Ray, President

                                SEVEN SEAS PETROLEUM AUSTRALIA INC.,
                                a Cayman Islands exempted company limited by shares


                                By /s/ LARRY A. RAY
                                  ----------------------------------------------
                                  Larry A. Ray, President

                                SEVEN SEAS PETROLEUM PNG INC., a
                                Cayman Islands exempted company limited by shares


                                By /s/ LARRY A. RAY
                                  ----------------------------------------------
                                  Larry A. Ray, President

                                SEVEN SEAS PETROLEUM ARGENTINA INC.,
                                a Cayman Islands exempted company limited by shares


                                By /s/ LARRY A. RAY
                                  ----------------------------------------------
                                  Larry A. Ray, President



SEVEN SEAS PETROLEUM INC.
FIRST AMENDMENT-NOTE PURCHASE AGREEMENT
                                     - 4 -

                                SEVEN SEAS PETROLEUM
                                MEDITERRANEAN  INC., a Cayman Islands
                                exempted company limited by shares


                                By /s/ LARRY A. RAY
                                  ----------------------------------------------
                                  Larry A. Ray, President

                                SEVEN SEAS PETROLEUM TURKEY, INC., a
                                Cayman Islands exempted company limited by shares


                                By /s/ LARRY A. RAY
                                  ----------------------------------------------
                                  Larry A. Ray, President

                                SEVEN SEAS PETROLEUM COLOMBIA INC.,
                                a Cayman Islands exempted company limited by shares


                                By /s/ LARRY A. RAY
                                  ----------------------------------------------
                                  Larry A. Ray, President

                                PETROLINSON S.A., a Panamanian corporation


                                By /s/ LARRY A. RAY
                                  ----------------------------------------------
                                  Larry A. Ray, President

                                GHK COMPANY COLOMBIA, an Oklahoma
                                corporation


                                By /s/ LARRY A. RAY
                                  ----------------------------------------------
                                  Larry A. Ray, President

                                GUADUAS PIPELINE COMPANY, a Cayman
                                Islands exempted company limited by shares


                                By /s/ LARRY A. RAY
                                  ----------------------------------------------
                                  Larry A. Ray, President

                                (the "Subsidiaries")


SEVEN SEAS PETROLEUM INC.
FIRST AMENDMENT-NOTE PURCHASE AGREEMENT
                                     - 5 -

                                CHESAPEAKE ENERGY CORPORATION,
                                an Oklahoma corporation


                                By /s/ TOM L. WARD
                                  ----------------------------------------------
                                  Tom L. Ward, President

                                (the "Lender")


SEVEN SEAS PETROLEUM INC.
FIRST AMENDMENT-NOTE PURCHASE AGREEMENT
                                     - 6 -

                 Description of Changes to Governance Documents
          Under Paragraph 5.15 of the Note Purchase and Loan Agreement
               First Amendment to Note Purchase and Loan Agreement

A. Incorporation of primary negative covenants from the Agreement. - Insert the following in each of the formation documents and any appropriate governance documents.

1. Certain Limitations. Notwithstanding anything to the contrary that may be contained in this Amended and Restated Certificate of Incorporation, for as long as Seven Seas Petroleum Inc.'s (the "Parent") 12% Senior Secured Note due 2004 dated July 23, 2001, and executed by the Parent in favor of Chesapeake Energy Corporation ("CEC") in the aggregate amount of TWENTY TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($22,500,000.00) (the "Senior Secured Note") remains outstanding, the Corporation will not authorize or approve any of the following actions without the prior written consent of CEC, as Lender under that certain Note Purchase and Loan Agreement dated July 9, 2001, as amended from time to time:

          1.1 Mergers. Merge, consolidate or combine with any person (other than with or into the Parent or any other wholly-owned subsidiary of the Parent) or undertake any share exchange of any of the Corporation's capital stock.

          1.2 Sale of Assets. Except for the sale of oil, gas or other hydrocarbons in the ordinary course of business and the sale of obsolete equipment, sell, lease or otherwise dispose of any assets in one or a series of related transactions that represent five percent (5%) or more of the greater of the Corporation's assets or income. In addition, the Corporation will not sell, grant or enter into any production payment or similar arrangement whether volumetric or dollar denominated.

          1.3 Liquidations. Liquidate, dissolve or effect a recapitalization or reorganization in any form of transaction, except by merger or consolidation not prohibited under paragraph 1.1 of this section.

          1.4 Charter Amendments. Make any amendment to the Corporation's corporate governance documents including, but not limited to, an amendment increasing or decreasing the number of directors constituting the Board, increasing the authorized capital stock of the Corporation or changing its corporate domicile.

          1.5 Liens. Grant, create, assume or permit to continue in existence any lien, security interest or encumbrance on any asset of the Corporation other than liens for taxes not yet due and payable, involuntary liens for obligations not yet due or contested in good faith and similar encumbrances.

          1.6 Non Dividend Distributions. Make any distributions on any of the Corporation's capital stock or redeem, purchase or otherwise acquire any of the Corporation's equity securities except: (a) cash dividends; or (b) as expressly permitted or required to be permitted by the Indenture covering the Parent's $110,000,000 12.5% Senior Notes due 2005.


                                                                 Schedule "1""
                                                               Page 1 of 2 Pages

          1.7  Stock. Issue any additional capital stock of the Corporation.

B. Authorized Capital. - Modify all formation documents to reduce the authorized capital stock and equity interests to the stock or interests that are outstanding.

C. Governance Matters. - Modify any governance provisions reasonably requested by the Lender with respect to the pledge of the stock and the exercise of the Lender's remedies.

                                                                 Schedule "1""
                                                               Page 2 of 2 Pages

                           Exhibit A - Promissory Note




     Deliberately omitted; incorporated by reference to Exhibit 4(A) hereof.

                            Exhibit B - Warrant No. 1




     Deliberately omitted; incorporated by reference to Exhibit 4(B) hereof.

                                  July 23, 2001





                            SEVEN SEAS PETROLEUM INC
                                 (as Mortgagor)


                          CHESAPEAKE ENERGY CORPORATION
                                 (as Mortgagee)



                          -----------------------------

                           LEGAL MORTGAGE OVER SHARES




SEVEN SEAS PETROLEUM INC.
LEGAL MORTGAGE OVER SHARES

THIS DEED OF MORTGAGE ("Deed of Mortgage") is made as of July 23,2001

BETWEEN

(1) SEVEN SEAS PETROLEUM INC., a Cayman Islands exempted company limited by shares, the registered office of which is at Walker House, Mary Street, George Town, Grand Cayman, Cayman Islands (the "Mortgagor"); and

(2) CHESAPEAKE ENERGY CORPORATION, an Oklahoma corporation, whose principal place of business is at 6100 North Western Avenue, Oklahoma City, Oklahoma, 73118 (the "Mortgagee") as Collateral Agent under the Collateral Sharing Agreement (as hereinafter defined) for itself and United States Trust Company of New York, ("Trustee") under that certain Indenture dated July 23, 2001 (the "Indenture"), pursuant to which the Trustee is trustee for the holders of the Mortgagor's 12% Senior Secured Series A Notes (the "Series A Notes") and the Mortgagor's 12% Senior Secured Series B Notes (the "Series B Notes").

WHEREAS

(A) Pursuant to a Note Purchase and Loan Agreement dated as of July 9, 2001 (the "Note Purchase and Loan Agreement") the Mortgagee agreed to advance to the Mortgagor the sum of Twenty-two Million Five Hundred Thousand United States Dollars (US$22,500,000.00), evidenced by a 12% Senior Secured Note due 2004 in the principal amount of TWENTY-TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($22,500,000.00) (the "CEC Note") subject to the terms and conditions stated in: (a) the Note Purchase and Loan Agreement; (b) the CEC Note; (c) the detachable Warrants to purchase twelve million six hundred twelve thousand one hundred forty (12,612,140) shares of the Mortgagor's ordinary shares (the "Warrants"); (d) the Shareholder's Rights Agreement dated July 23, 2001 between the Mortgagor and the Mortgagee (the "Shareholder's Agreement"); (e) the Registration Rights Agreement dated July 23, 2001 between the Mortgagor and the Mortgagee (the "Registration Agreement");
         (f) the Security Agreement dated July 23, 2001 between the Mortgagor and the Mortgagee as Collateral Agent for itself and the Trustee (the "Security Agreement"); (g) certain other Deeds of Mortgage Over Shares of the subsidiaries of the Mortgagor other than the Company dated July 23, 2001 (the "Other Deeds of Mortgage"); (h) the Collateral Sharing and Agency Agreement dated as of July 23, 2001 between the Mortgagee and the Trustee pursuant to which the Mortgagee agrees to act as collateral agent for itself and the Trustee (the "Collateral Sharing Agreement"); and (i) any and all other documents and instruments executed and delivered in connection with the Note Purchase and Loan Agreement, the Indenture and any of the other documents executed in connection with the Note Purchase and Loan Agreement or the Indenture.

(B) Upon satisfaction of certain conditions set forth in the Note Purchase and Loan Agreement, the CEC Note, the Warrants, and the other Related Agreements, the CEC Note issued under the Note Purchase and Loan Agreement may be exchanged by the Mortgagee in part for ordinary shares of the Mortgagor.




SEVEN SEAS PETROLEUM INC.
LEGAL MORTGAGE OVER SHARES

(C) The Note Purchase and Loan Agreement was executed on the agreement that the Mortgagor shall enter into this mortgage over shares in the capital of [NAME OF SUBSIDIARY], a [Cayman Islands company, the registered office of which is at [__________], [George Town, Grand Cayman, Cayman Islands][ a company organized under the laws of Panama][an Oklahoma corporation].

(D) The Mortgagor has agreed to secure the Secured Amounts (as defined below) by entering into this Deed of Mortgage, as well as the other Financing Documents (as defined below).

IT IS AGREED as follows

1.       INTERPRETATION

         1.1 Except where the context otherwise requires, words and expressions defined in the Note Purchase and Loan Agreement or the recitals above shall have the same meaning where used herein and the further words and expressions set out below shall have the following meanings;

                  ACTIVE SUBSIDIARIES means Seven Seas Petroleum USA Inc., a Delaware corporation, Seven Seas Petroleum Colombia Inc., a Cayman Islands company, Petrolinson SA, a Panamanian corporation, and GHK Company Colombia, an Oklahoma corporation.

                  COLLATERAL AGENT means the Mortgagee as collateral agent under the certain Collateral Sharing Agreement;

                  COMPANY means the company specified in Schedule 1;

                  ENFORCEMENT NOTICE means an enforcement notice served by the Mortgagee on the Mortgagor pursuant to the terms of this Deed of Mortgage;

                  FINANCING DOCUMENTS means the Note Purchase and Loan Agreement, the Indenture, the CEC Note, the Series A Notes, the Series B Notes, the Security Agreement, the Other Deeds of Mortgage, this Deed of Mortgage, the Related Agreements, the Collateral Sharing Agreement and any and all other documents and instruments executed and delivered in connection with the Note Purchase and Loan Agreement or the Indenture.

                  INACTIVE SUBSIDIARIES means Seven Seas Petroleum Holdings Inc., a Cayman Islands company, Seven Seas Petroleum Turkey Inc., a British Colombia corporation, Seven Seas Resources Australia Inc., a British Colombia corporation, Seven Seas Petroleum Australia Inc., a Cayman Islands company, Seven Seas Petroleum PNG Inc., a Cayman Islands company, Seven Seas Petroleum Argentina, a Cayman Islands company, Seven Seas Mediterranean Inc., a Cayman Islands company, Seven Seas Petroleum Turkey Inc., a Cayman Islands company, and Guaduas Pipeline Company, a Cayman Islands company.



SEVEN SEAS PETROLEUM INC.
LEGAL MORTGAGE OVER SHARES

                  INDENTURE means the Indenture for the Series A Notes and the Series B Notes as referred to in paragraph (2) above.

                  MORTGAGED PROPERTY means the Original Securities and all and any other shares, securities, rights, moneys and property for the time being mortgaged or charged to the Mortgagee pursuant to Clause 2;

                  NOTE PURCHASE AND LOAN AGREEMENT means the facility referred to in recital A as amended from time to time;

                  ORIGINAL SECURITIES means the securities listed in Schedule 1 which are all registered in the name of the Mortgagor and following execution of this Deed of Mortgage will be transferred into the name of the Mortgagee or its nominee as Collateral Agent;

                  OTHER DEEDS OF MORTGAGE means each Legal Mortgage Over Shares between Mortgagor and Mortgagee delivered concurrently herewith or hereafter delivered;

                  RELATED AGREEMENTS means the Warrants, the warrants granted to the holders of the Series A Notes, the Shareholder's Agreement, the Registration Agreement and any other documents or instruments executed in connection with any of the foregoing;

                  SECURED AMOUNTS means all and any amounts of any kind now or in the future, actual or contingent, due and payable by the Mortgagor to the Mortgagee under the CEC Note and to the Trustee for the benefit of the holders of the Series A Notes or the Series B Notes or under or in connection with this Deed of Mortgage or the other Financing Documents and references to the Secured Amounts include references to any part of them; and

                  SECURITY INTEREST means any mortgage, charge, pledge, lien, encumbrance, right of set off or any security interest, howsoever created or arising.

         1.2      In this Deed of Mortgage:

                  (a) references to the Mortgagor or the Mortgagee include references to any person for the time being deriving title under each of them respectively;

                  (b) references to this Deed of Mortgage and the Financing Documents are references to the same as from time to time varied, supplemented or amended in any manner or respect whatsoever;

                  (c) references to the Original Securities or to the Mortgaged Property include references to any property included in such term;

                  (d) "mortgage" includes a transfer or assignment by way of mortgage;



SEVEN SEAS PETROLEUM INC.
LEGAL MORTGAGE OVER SHARES

                  (e) Unless the context otherwise indicates, words importing the singular shall include the plural and vice versa, and the use of the neuter, masculine, or feminine gender is for convenience only and shall be deemed to mean and include the neuter, masculine or feminine gender; and

                  (f)      Clause headings are for ease of reference only.

2.       COVENANT TO PAY SECURED AMOUNTS AND CHARGE

         2.1 The Mortgagor covenants with the Mortgagee for the benefit of the Mortgagee and the Trustee that it shall, whether or not the Mortgagor shall have received an Enforcement Notice in accordance with this Deed of Mortgage or notice of demand in respect of the Secured Amounts, pay and discharge any moneys and liabilities in respect of the Secured Amounts whatsoever which are now or at any time hereafter may be due, owing or payable by the Mortgagor in any currency, actually or contingently, solely and/or jointly and/or severally with another or others, as principal or surety on any account whatsoever pursuant to this Deed of Mortgage or the other Financing Documents or as a consequence of any breach, non-performance, disclaimer or repudiation by the Mortgagor of any of its obligations, covenants, representations or warranties under this Deed of Mortgage, the other Financing Documents or otherwise.

         2.2 The Mortgagor hereby transfers absolutely by way of mortgage to the Mortgagee as a continuing security for the payment and discharge of the Secured Amounts, all its rights, title, interest and benefit, present and future in, to and under:

                  (a)      the Original Securities; and

                  (b) all other securities and all rights, monies (including, without limitation, dividends) and property whatsoever which may from time to time at any time be derived from, accrued on or be offered in respect of the Original Shares whether by way of redemption, exchange, conversion, rights, bonus, capital reorganisation or otherwise howsoever.

3.       CONTINUING AND PRIMARY SECURITY

         3.1 This Deed of Mortgage shall be a continuing security, and shall be in addition to and shall not affect any continuing liens or other Security Interests to which the Mortgagee is or will be otherwise entitled over the Mortgaged Property, which liens and other Security Interests shall remain in force independently of this Deed of Mortgage.

         3.2 The Original Securities and other Mortgaged Property are hereby mortgaged to the Mortgagee as primary and not as collateral security.

         3.3 The Mortgagor's liability hereunder shall not be discharged or impaired by:



SEVEN SEAS PETROLEUM INC.
LEGAL MORTGAGE OVER SHARES

                  (a) the existence or validity of any other security taken by the Mortgagee in relation to the Financing Documents or any enforcement of or failure to enforce or the release of any such security;

                  (b) any amendment to or variation of the Financing Documents or any security relating to the Financing Documents or any assignment thereof or hereof;

                  (c) any release of or granting of time or any other indulgence to the Mortgagor or any third party;

                  (d) any invalidity, irregularity, unenforceability, imperfection or avoidance of or any defect in any security granted by, or any obligations of, the Mortgagor or any other person hereunder or under the Financing Documents or any amendment to or variation thereof or of any other document or security comprised therein;

                  (e) the insolvency, liquidation, bankruptcy or dissolution (or proceedings analogous thereto) of the Mortgagor, the Company or any other person or the appointment of a receiver or administrative receiver or administrator (whether by administration order or otherwise) or trustee or similar officer of any of the assets of the Mortgagor, the Company or any other person or the occurrence of any circumstances whatsoever affecting the Mortgagor, or any other person's liability to discharge its obligations under the Financing Documents;

                  (f) any release, renewal, exchange or realisation of any security or obligation provided under or by virtue of this Deed of Mortgage or the other Financing Documents or the provision of any further security to the Mortgagee at any other time; or

                  (g) any other act, event, neglect or omission which would or might but for this clause operate to impair or discharge the Mortgagor's liability hereunder.

         3.4 Any release, compromise or discharge of the obligations of the Mortgagor shall be deemed to be made subject to the condition that it will be void if any payment or security which the Mortgagee may receive or have received is set aside or proves invalid for whatever reason.

         3.5 Rights may be exercised and demands may be made under this Deed of Mortgage from time to time, and the liabilities and obligations of the Mortgagor and the rights and security or other consideration contained in this Deed of Mortgage may be exercised and enforced, irrespective of

                  (a) whether any demands, steps or proceedings are being or have been taken against the Mortgagor or any third party; or



SEVEN SEAS PETROLEUM INC.
LEGAL MORTGAGE OVER SHARES

                  (b) whether or in what order any security to which the Mortgagee may be entitled in respect of the Secured Amounts is enforced.

4.       WARRANTIES AND UNDERTAKING

         4.1 The Mortgagor represents and warrants to the Mortgagee and undertakes that:

                  (a) it is the absolute legal and beneficial owner of all of the Original Securities free of all Security Interests, encumbrances, trusts, equities, proxies and claims whatsoever (save under this Deed of Mortgage or the other Financing Documents) and that all of the Original Securities are fully paid up and are non-assessable;

                  (b) except as limited by the Financing Documents, Mortgagor has the full legal and unlimited right to vote the Original Securities in its sole discretion;

                  (c) the Original Securities constitute 100% of the issued and outstanding equity capital of the Company and are all currently registered in the name of the Mortgagor (subject to the registration of the Original Securities in the name of the Mortgagee as Collateral Agent concurrently with the execution and delivery of this Deed of Mortgage);

                  (d) the Mortgagor and the Company are duly incorporated and in good standing under the respective laws of the jurisdiction in which each of them is incorporated and the Mortgagor has and will at all times have the necessary power to enter into and perform its obligations under this Deed of Mortgage and has duly authorized the execution and delivery of this Deed of Mortgage;

                  (e) the Company is an exempted company under the laws of the Cayman Islands and neither this Deed of Mortgage or the transfer of the Original Securities to the Mortgagee is subject to any stamp or other tax under the laws of the Cayman Islands and this Deed of Mortgage is capable of being enforced without being subject to any stamp or other tax under the laws of the Cayman Islands;

                  (f) pursuant to amendments to the articles of association within 45 days after the date of this Agreement, the Company will not be permitted to issue any equity capital other than the Original Securities;

                  (g) the Company has no contractual or other business relationship with any Inactive Subsidiary;

                  (h) No Inactive Subsidiary has any operations, assets or liabilities, direct, indirect or contingent;


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                                       6

                  (i) the Mortgagor holds no rights or Security Interests with respect to present or future revenues and assets, tangible or intangible, relating to the exploration, development, production, transportation and sale of petroleum in and from the Republic of Colombia, directly, by assignment, or otherwise, except as a shareholder of companies whose shares are pledged to Mortgagee pursuant to the Financing Documents;

                  (j) this Deed of Mortgage constitutes its legal, valid, binding and enforceable obligation and is a first priority security interest over the Mortgaged Shares effective in accordance with its terms;

                  (k) the execution, delivery, observance and performance by the Mortgagor of this Deed of Mortgage will not require the Mortgagor to obtain any licenses, consents or approvals and will not result in any violation to the best of the Mortgagor's knowledge, of any law, statute, ordinance, rule or regulation applicable to it or any other agreements;

                  (l) the Company is not a party or otherwise bound to any employment, management or other agreement, the effect of which would be to limit the ability of the Mortgagee to manage the Company upon an event of Default under the Financing Documents or give rise to any payment or penalty to terminate any such arrangement;

                  (m) it has obtained all the necessary authorizations and consents to enable it to enter into this Mortgage and the necessary authorizations and consents will remain in full force and effect at all times during the existence of the security constituted by this Deed of Mortgage;

                  (n) the execution, delivery, observance and performance by the Mortgagor of the Deed of Mortgage will not constitute an event of default or trigger any enforcement under any Security Interest in the Mortgagor's assets nor will it result in the creation of any Security Interest over or in respect of the present or future assets of the Company;

                  (o) the Mortgagor has fully disclosed in writing to the Mortgagee all facts relating to the Mortgagor and the Company which the Mortgagor knows or should reasonably know and which are material for disclosure to the Mortgagee in the context of the Financing Documents; and

                  (p) no agreement to which the Mortgagor or the Company or its Colombian branch is a party, or law, decree or regulation to which either is subject, including without limitation any agreement with Empresa Colombiana de Petroleos or imposition by the Ministro de Minas y Energia de Colombia or any other instrumentality of the Republic of Colombia requires the consent of any such person to the execution, delivery or performance of this Deed of Mortgage and the other Financing Documents and each obligation and covenant contained herein and therein.


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                                       7

         4.2 The Mortgagor undertakes that, for so long as any Secured Amounts remain outstanding:

                  (a) the Mortgagor shall pay to the Mortgagee, upon demand, the amount of all reasonable expenses which the Mortgagee may incur in, about or with a view to perfecting or enforcing this security or otherwise in connection with this security;

                  (b) the Mortgagor shall promptly pay (and shall indemnify the Mortgagee on demand against) all calls, installments and other payments which may be made or become due in respect of the Mortgaged Property and so that, in the event of default by the Mortgagor, the Mortgagee may do so on behalf of the Mortgagor and clause 4.2(a) shall apply accordingly;

                  (c) to the extent any Mortgaged Property is at any time not vested in the Mortgagee or its nominee as Collateral Agent the Mortgagor shall forthwith and from time to time deposit with the Mortgagee all certificates and other documents of title relating to the Mortgaged Property and signed share transfer forms;

                  (d) the Mortgagor will maintain the Company as an exempted company under the laws of the Cayman Islands so that the transactions or enforcement actions contemplated hereunder will be capable of being completed without incurrence of any stamp or other tax under the laws of the Cayman Islands;

                  (e) the Mortgagor will not permit the Company to enter into or become bound by any employment, management or other agreement, the effect of which would be to limit the ability of the Mortgagee to manage the Company upon an event of Default under the Financing Documents or give rise to any payment or penalty to terminate any such arrangement;

                  (f) the Mortgagor will not permit any Inactive Subsidiary to conduct operations or own any asset or incur any liability, direct, indirect or contingent;

                  (g) Mortgagor will not permit the Company to engage in any transaction, contractual or otherwise, with any affiliate of Mortgagor except with Mortgagor and Active Subsidiaries and as may otherwise be permitted by the Financing Documents; provided however, that in no event shall the Company engage in any transaction, contractual or otherwise, with an Inactive Subsidiary;

                  (h) the Mortgagor shall deliver to the Mortgagee undated letters of resignation executed by all persons now or hereafter serving as Directors of the Company from time to time, which letters the Mortgagee shall be entitled

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                                       8
                           to date and cause to be given immediate effect as of the date of an Enforcement Notice;

                  (i) the Mortgagor shall forthwith sign, seal, deliver and complete all transfers, renunciations, proxies (including irrevocable proxies if the Mortgagee so requests) mandates, assignments, deeds and documents and do all acts and things which the Mortgagee may, in its absolute discretion, at any time and from time to time specify for enabling or assisting the
                           Mortgagee:

                           (i) to perfect or improve its title to and security over the Mortgaged Property including, without limitation, obtaining such approvals or consents to the rights and remedies granted to the Mortgagee herein as the Mortgagee requests in the Mortgagee's sole discretion;

                           (ii) to vest the Mortgaged Property (including without limitation the registration thereof in the applicable share registry) in the Mortgagee or its nominee or nominees as Collateral Agent as of the date of execution of this Deed of Mortgage;

                           (iii) to exercise (or enable its nominee or nominees to exercise) any rights or powers attaching to the Mortgaged Property;

                           (iv) after the service of an Enforcement Notice to sell or dispose of the Mortgaged Property; or

                           (v) otherwise to enforce any of the rights of the Mortgagee under or in connection with this Deed of Mortgage;

                  (j) the Mortgagor shall not (without the written consent of the Mortgagee):

                           (i) create or permit to exist over all or part of the Mortgaged Property (or any interest therein) any Security Interest (other than created or expressly permitted to be created under this Deed of Mortgage or under other Financing Documents) whether ranking prior to, pari passu with or behind the security contained in this Deed of Mortgage;

                           (ii) sell, transfer or otherwise dispose of the Mortgaged Property or any interest therein or attempt or agree to so dispose;

                           (iii) permit any person other than the Mortgagee or its nominee to be registered as or become the holder of the Mortgaged Property as Collateral Agent; or

                           (iv) vote in favour of a resolution or amend, modify or change the memorandum and articles of association of the Company or




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                                       9
                                    authorize the issuance by the Company of any shares or any other equity security.

                           (v) except as otherwise permitted by the Financing Documents permit the Company to transfer, assign, dispose of or encumber any rights or interests of the Company, direct or indirect, with respect to petroleum exploration, development, production, transportation, sale or other disposition or with respect to any association or other contract under which the Company has such rights or interests;

                           (vi) permit the Company to grant any Security Interest in, or otherwise encumber, any of its assets, tangible or intangible, except as may be expressly permitted by the Financing Documents;

                           (vii) permit the Company to make any distribution or payment to or for the benefit of Mortgagor, whether directly or otherwise, if the effect of that distribution or payment is to render the Company insolvent or unable to pay its obligations as they mature; or

                           (viii) take any other action that would have as its effect a breach of a Financing Document.

                  (k) to the extent received by the Mortgagor, it shall forward to the Mortgagee all notices, reports, accounts and other documents relating to the Mortgaged Property or which are sent to the holders of any of the Mortgaged Property as soon as they are received;

                  (l) no further shares or equity securities of any kind in the Company (or any options or other rights with respect thereto) will be issued and the authorized shares shall at no time exceed the issued shares;

                  (m) at any time after the service of an Enforcement Notice, it shall exercise all voting and other rights and powers which may at any time be exercisable by the holder of the Mortgaged Property as the Mortgagee may in its absolute discretion direct, it being understood that the Mortgagee has reserved the right to exercise all such voting rights directly for any proper purpose, including without limitation the immediate removal of Directors of the Company and their replacement;

                  (n) the Mortgagor shall not take or accept any Security Interest from the Company or, in relation to the Secured Amounts, from any third party, without first obtaining the Mortgagee's written consent or permit any Security Interest to be granted by the Company to any third party, except as may be expressly permitted by the Financing Documents;



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                                       10

                  (o) the Mortgagor shall not prove in a liquidation or winding up of the Company in competition with the Mortgagee for any amount whatsoever owing to the Mortgagee by the Mortgagor on any account whatsoever; and

                  (p) the Mortgagor shall not claim payment whether directly or by set-off, lien, counterclaim or otherwise of any amount which may be or has become due to the Mortgagor by the Company.

5.       POWER OF ATTORNEY

         5.1 The Mortgagor hereby irrevocably and by way of security for the payment by it of the Secured Amounts and the performance of its obligations under this Deed of Mortgage appoints the Mortgagee as its true and lawful attorney (with full power to appoint substitutes and to subdelegate) on behalf of the Mortgagor and in the Mortgagor's own name or otherwise, at any time and from time to time, to sign, seal, deliver and complete all transfers, renunciations, proxies, mandates, assignments, deeds and documents and do all acts and things which the Mortgagee may, in its sole and absolute discretion, consider to be necessary or advisable to perfect or improve its security over the Mortgaged Property or to give proper effect to the intent and purposes of this Deed of Mortgage or, after delivery of an Enforcement Notice to enable or assist in any way in the exercise of any power of sale of the Mortgaged Property (whether arising under this Deed of Mortgage or implied by statute or otherwise).

6.       ENFORCEMENT

         6.1 The Mortgagee may at any time after the occurrence of an event of Default (as defined in the Note Purchase and Loan Agreement) which has not been timely cured but including, without limitation, the breach of any representation, warranty or covenant contained in this Deed of Mortgage and the other Financing Documents) serve an Enforcement Notice on the Mortgagor. Unless and until the Mortgagee shall have served an Enforcement Notice, but not thereafter: (a) Mortgagee agrees to the fullest extent permitted by applicable law that the Mortgagor has the right to receive payment of any and all cash dividends distributed in respect of the Original Securities and all other securities which may from time to time at any time be derived from the Original Securities; and (b) appoints Mortgagor as Mortgagee's agent and proxy to vote all of the securities described in clause (a) above and exercise all rights and privileges attributable to such securities as permitted under applicable law. Prior to default, if the Mortgagee shall receive any dividend or money described in clause (a) above, the Mortgagee shall receive the same as agent for Mortgagor and upon receipt shall promptly pay or remit the same, without reduction, to Mortgagor. At the request of Mortgagor, Mortgagee shall give such reasonable assurances, confirmations and advice to any third party as may be necessary for Mortgagor to enjoy the full benefit of the rights and privileges described in clauses (a) and (b) above.



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                                       11

         6.2 If the Mortgagee shall serve an Enforcement Notice, the Mortgagee shall, without prejudice to any other right or remedy available hereunder or under applicable law, forthwith become entitled:

                  (a) solely and exclusively to exercise all voting rights attaching to the Mortgaged Property or any thereof and shall exercise such rights in such manner as the Mortgagee may in its absolute discretion determine; and/or

                  (b) solely and exclusively to exercise any and all other rights and/or powers and/or discretions of the Mortgagor in, to and under the Mortgaged Property pursuant to the constitutional documents of the Company; and/or

                  (c) to receive and retain all dividends and other distributions made on or in respect of the Mortgaged Property or any thereof and any such dividends and other distributions received by the Mortgagor after such time shall be held in trust by the Mortgagor for the Mortgagee and be paid or transferred to the Mortgagee on demand; and/or

                  (d) without notice to, or further consent or concurrence by, the Mortgagor to sell the Mortgaged Property or any part thereof by such method, at such place and upon such terms as the Mortgagee may in its absolute discretion determine, with power to postpone any such sale and in any such case the Mortgagee may exercise any and all rights attaching to the Mortgaged Property as the Mortgagee in its discretion may determine and without being answerable for any loss occasioned by such sale or resulting from postponement thereof or the exercise of such rights; upon any sale of the Mortgaged Property or any part thereof the purchaser thereof shall not be bound to see or enquire whether the power of sale of the Mortgagee has arisen in the manner herein provided and the sale shall be deemed to be within the power of the Mortgagee and the receipt of the Mortgagee for the purchase money shall effectively discharge the purchaser of the Mortgaged Property, or any part thereof, who shall not be concerned or be in any way answerable therefor; and/or

                  (e) to appoint a receiver in respect of the Mortgaged Property and the provisions of Clause 7 shall apply thereto.

         6.3 The Mortgagee shall not be liable for any loss or damage occasioned by any sale or disposal of the Mortgaged Property (or interest therein) or arising out of the exercise of or failure to exercise any of its powers under this Deed of Mortgage or for any neglect or default to pay any instalment or accept any offer or notify the Mortgagor of any such matter or for any other loss of any nature whatsoever in connection with the Mortgaged Property.


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                                       12

7.       MORTGAGEE'S RIGHTS AS TO MORTGAGED PROPERTY

         If the Mortgagee shall serve an Enforcement Notice, the Mortgagee shall, without prejudice to any other right or remedy available hereunder or under applicable law, forthwith become entitled:

         7.1 solely and exclusively to exercise all voting rights attaching to the Mortgaged Property or any thereof and shall exercise such rights in such manner as the Mortgagee may in its absolute discretion determine; and/or

         7.2 solely and exclusively to exercise all other rights and/or powers and/or discretions of the Mortgagor in, to and under the Mortgaged Property pursuant to the memorandum and articles of association of the Company; and/or

         7.3 to receive and retain all dividends and other distributions made on or in respect of the Mortgaged Property or any thereof and any such dividends and other distributions received by the Mortgagor after such time shall be held in trust by the Mortgagor for the Mortgagee and be paid or transferred to the Mortgagee on demand to be applied towards the discharge of the Secured Obligations; and/or

         7.4 without notice to, or further consent or concurrence by, the Mortgagor to sell or otherwise dispose of the Mortgaged Property or any part thereof by such method, at such place and upon such terms as the Mortgagee may in its absolute discretion determine, with power to postpone any such sale and in any such case the Mortgagee may exercise any and all rights attaching to the Mortgaged Property as the Mortgagee in its absolute discretion may determine and without being answerable for any loss occasioned by such sale or resulting from postponement thereof or the exercise of such rights; and/or

         7.5 to date and deliver the documents delivered to it pursuant to this Mortgage as it considers appropriate and to take all steps not already taken to register the Mortgaged Property in the name of the Mortgagee or its nominee or nominees as Collateral Agent and to assume control as registered owner of the Mortgaged Property.

8.       OTHER SECURITY

         8.1 This security is in addition to and shall not affect or be merged in any bills, notes, guarantees, indemnities, undertakings, Security Interests, or other security whatsoever which the Mortgagee may hold now or hereafter in connection with the Financing Documents or the obligations of any other person liable for any of the Secured Amounts.

9.       FURTHER PROVISIONS

         9.1      (a)      This security is in addition to, and shall neither be
                           merged in, nor in any way exclude or prejudice, any other Security Interest or right of recourse


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                                       13
                           or other right whatsoever which the Mortgagee may now or at any time hereafter hold or have (or would apart from this security hold or have) as regards the Mortgagor or any other, person in respect of the Secured Amounts.

                  (b) The powers which this Deed of Mortgage confer on the Mortgagee are cumulative, without prejudice to its powers under the general law, and may be exercised as often as the Mortgagee thinks appropriate; the Mortgagee may, in connection with the exercise of its powers, join or concur with any person in any transaction, scheme or arrangement whatsoever; and the Mortgagor acknowledges that the respective powers of the Mortgagee shall in no circumstances whatsoever be suspended, waived or otherwise prejudiced by anything other than an express waiver or variation in writing.

                  (c) The rights of the Mortgagee in relation to the Mortgaged Property and the recovery of the Secured Amounts (whether arising under this Deed of Mortgage, the other Financing Documents or under the general law) shall not be capable of being waived or varied otherwise than by an express waiver or variation in writing; and in particular any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right; any defective or partial exercise of any such right shall not preclude any other or further exercise of that or any other such right; and no act or course of conduct or negotiation on its part or on its behalf shall in any way preclude it from exercising any such right or constitute a suspension or any variation of any such right.

                  (d) If any of the provisions of this Deed of Mortgage becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

                  (e) In any proceedings relating to this Deed of Mortgage a statement as to any amount due to the Mortgagee or the Trustee under the Financing Documents which is certified as being correct by an officer or agent of the Mortgagee shall, save in the case of manifest error, be conclusive evidence that such amount is in fact due and payable.

         9.2      Assignment

                  9.2.1 This Deed of Mortgage shall be binding upon and inure to the benefit of each party hereto and its successors in title and permitted assigns.

                  9.2.2 The Mortgagor shall not be entitled to assign or transfer any of its rights, benefits or obligations hereunder without the prior written consent of the Mortgagee.


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                                       14

                  9.2.3 The Mortgagee may assign or transfer all or any part of its rights, benefits or obligations under this Deed of Mortgage to any other person which is its successor under the Financing Documents. Where the Mortgagee assigns or transfers its obligations or any part thereof, the Mortgagor shall execute such documents as the Mortgagee may specify to release the Mortgagee to the extent of the assignment or transfer or with a view to perfecting such assignment or transfer, or where necessary, shall execute further security documentation in favour of the assignee or transferee in like form to this Deed of Mortgage.

         9.3      Release of Security

                  Upon final and unconditional repayment of the Secured Amounts in full and provided that no event of Default has occurred, the Mortgagee shall promptly assign the Mortgaged Property to the Mortgagor free of all Security Interests, encumbrances, trusts, equities and claims whatsoever imposed by the Mortgagee and the Mortgagee shall forthwith sign, seal, deliver and complete all transfers, renunciations, proxies, mandates, assignments, deeds and documents and do all acts and things which the Mortgagor may reasonably specify to vest all of the Mortgaged Property in the name of the Mortgagor or its nominee.

         9.4 This Deed of Mortgage is governed by, and shall be construed in accordance with, the laws of the Cayman Islands.

         9.5      (a)      The parties agree that the courts of the Cayman
                           Islands are to have exclusive jurisdiction to settle any disputes which may arise in connection with the legal relationships established by this Deed of Mortgage (including, without limitation, claims for set-off or counterclaim) or otherwise arising in connection with this Deed of Mortgage.


                  (b) The parties irrevocably waive any objections on the grounds of venue of forum non conveniens or any similar grounds.

                  The parties irrevocably consent to service of process by mail or in any other manner permitted by the relevant law.

10.      NOTICES, ENGLISH LANGUAGE

         (a) Each notice or other communication to be given or made hereunder shall be in the English language and shall, unless otherwise stated be made in writing as provided below.

         Any notice or other communication or document to be made or delivered by one person to another pursuant to this Deed of Mortgage shall (unless that other person has by fifteen days' written notice to the other specified another address and/or fax or telex number) be made or delivered to that other person at the following address, fax or telex number:


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                                       15

                  The Mortgagor:


                           SEVEN SEAS PETROLEUM INC.
                                    5555 San Felipe, Suite 1700
                                    Houston, Texas 77056
                                    Attention: Larry A. Ray
                                    Fax No. (713) 621-9770

                           The Mortgagee:


                           CHESAPEAKE ENERGY CORPORATION
                                    6100 North Western Avenue
                                    Oklahoma City, Oklahoma 73118
                                    Attention: M. Rowland
                                    Fax No. (405) 879-9580

                  and shall be deemed to have been made or delivered when such communication or document has been dispatched and the appropriate answer back received (in the case of any communication made by telex) or sent by fax to the fax number of the party set out herein and when receipt is confirmed by facsimile or telephone (in the case of any communication by fax) or (in the case of any communication made by letter) when left at that address or, as the case may be, three days after being deposited in the post first class postage prepaid in an envelope addressed to it at that address; Provided that any communication or document to be made or delivered to the Mortgagee shall be effective only when received by the Mortgagee.

11.      COUNTERPARTS

This Deed of Mortgage may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF this Deed of Mortgage has been executed and delivered as a Deed the day and year first above written.

EXECUTED AS A DEED by                             )
the duly authorised representative                )
of SEVEN SEAS PETROLEUM INC.,                     )
in the presence of:                               )

EXECUTED AS A DEED by                             )
the duly authorised representative                )
of CHESAPEAKE ENERGY CORPORATION                  )
as Collateral Agent                               )
in the presence of:                               )




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                                       16

SCHEDULE 1

ORIGINAL SECURITIES


Company: ________________, a __________________ with its registered office at:




Amount or number of
Original Securities                    Description of Original Securities
-------------------                    ----------------------------------
[____]                                 Shares of [        ] par value

                        DEPOSIT ACCOUNT CONTROL AGREEMENT

                          SOUTHWEST BANK OF TEXAS, N.A.

THIS DEPOSIT ACCOUNT CONTROL AGREEMENT (this "Agreement") is made and entered into as of July 23, 2001, by SEVEN SEAS PETROLEUM, INC., a Cayman Islands exempted company limited by shares (the "Debtor"), having its principal office at 5555 San Felipe, Suite 1700, Houston, Texas 77056, CHESAPEAKE ENERGY CORPORATION, an Oklahoma corporation having an office at 6100 North Western, Oklahoma City, Oklahoma 73118 ("Chesapeake"), as collateral agent for: (a) itself as "Lender" under that certain Note Purchase and Loan Agreement dated July 9, 2001; and (b) U.S. Trust Company of Texas, N.A. (the "Trustee") as trustee under that certain Indenture dated July 23, 2001, between the Debtor and the Trustee (the "Creditor") and Southwest Bank of Texas, N.A. ("Bank").

WHEREAS, Bank holds the deposit accounts set forth on schedule 1 attached hereto for Debtor (the "Accounts"). Debtor has granted Creditor a security interest in each of the Accounts and Creditor, Debtor and Bank are entering into this Agreement to perfect Creditor's security interest in each of the Accounts.

                                    AGREEMENT

     In consideration of the foregoing, Bank, Debtor and Creditor agree as follows:

         1. THE ACCOUNTS. Bank represents and warrants to Creditor that (a)
Schedule 1 is a complete and accurate statement of each of the Accounts as of the date hereof; (b) Bank has not agreed with any party, other than Debtor and Creditor, to comply with instructions concerning any of the Accounts; and (c) Bank does not know of any claim to or interest in any of the Accounts, other than the interests of Creditor and Debtor and any claim of Bank permitted under
Section 2 of this Agreement.

         2. PRIORITY OF LIEN. Bank waives any encumbrances, claims and rights of setoff (or recoupment) it may have against any of the Accounts and agrees that, except with respect to payment of its fees under the deposit agreement between Debtor and Bank ("Customer Agreement"), it will not assert any banker's lien, encumbrance, claim or setoff against any of the Accounts.

         3. CONTROL. Bank will comply with instructions, including, but not limited to, instructions to close each of the Accounts and transmit the balances of each of the Accounts to Creditor, given by Creditor concerning any of the Accounts without the consent of Debtor. Neither Bank nor Debtor will agree with any other person to comply with instructions concerning any of the Accounts given by any person other than Debtor or Creditor.

         4. DEBTOR'S AUTHORITY TO WITHDRAW. Bank may comply with Debtor's instructions concerning each of the Accounts until Creditor notifies Bank that Creditor is exercising exclusive control over each of the Accounts. After Creditor notifies Bank of Creditor's exclusive control, Bank shall stop complying with any instructions given by the

Debtor. Bank has no liability to Creditor for following Debtor's instructions before Creditor notifies Bank of Creditor's exclusive control.

         5. STATEMENTS AND CONFIRMATIONS. Bank will send copies of all statements and other correspondence concerning each of the Accounts to Creditor at Creditor's address at the top of this Agreement, to the attention of Marcus
C. Rowland, Executive Vice President.

         6. RESPONSIBILITY OF BANK. Bank has no liability to Debtor for complying with Creditor's notice of exclusive control or complying with instructions concerning the Accounts given by Creditor. This Agreement does not create any obligation or duty of Bank other than those expressly set forth herein.

         7. TAX REPORTING. All income, gain, expense and loss recognized in the Accounts shall be reported to all taxing authorities under Debtor's name and taxpayer identification number.

         8. CUSTOMER AGREEMENT. The terms of this Agreement will prevail if this Agreement conflicts with any other agreement between Bank and Debtor, including, but not limited to, the Customer Agreement. Irrespective of any term of the Customer Agreement, the Uniform Commercial Code of Texas shall govern the Accounts.

         9. TERMINATION. The obligations of Bank under this Agreement shall continue until Creditor has notified Bank that Bank is released from further obligation to comply with Creditor's instructions concerning the Accounts.

         10. THIS AGREEMENT. This Agreement is the entire agreement of the parties with respect to the subject matter of this Agreement and supersedes and discharges all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning this subject matter.

         11. AMENDMENTS. No amendment, modification or termination of this Agreement or waiver of any right shall be binding on any party unless it is in writing and is signed by the party to be charged.

         12. SEVERABILITY. If any term of this Agreement is invalid or unenforceable, the remainder of this Agreement shall be construed as if such invalid or unenforceable term were omitted.

         13. SUCCESSORS. The terms of this Agreement are binding upon, and inure to the benefit of, the parties and their respective successors or heirs and personal representatives.

         14. NOTICES. Any notice or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error-free receipt is received or 2 days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed in the case of mail or electronic transmission or delivered in the case of personal delivery to the party at the address set forth next to such party's name at the top of this Agreement. Any party may change that party's address for notices in the manner set forth above.

         15. CHOICE OF LAW. This Agreement shall be governed by the internal laws of the State of Texas.

         IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed under seal as of the date and year first written above.

                                 SOUTHWEST BANK OF TEXAS, N.A.

                                 By
                                   ---------------------------------------------


                                 CHESAPEAKE ENERGY CORPORATION

                                 By
                                   ---------------------------------------------


                                 SEVEN SEAS PETROLEUM, INC.

                                 By
                                   ---------------------------------------------

                                  SCHEDULE "1"

                 1. DEPOSIT ACCOUNT NO.         9159611
                 2. DEPOSIT ACCOUNT NO.         159611
                 3. DEPOSIT ACCOUNT NO.         172391
                 4. DEPOSIT ACCOUNT NO.         323241
                 5. DEPOSIT ACCOUNT NO.         323349
                 6. DEPOSIT ACCOUNT NO.         323276
                 7. DEPOSIT ACCOUNT NO.         323462

                        DEPOSIT ACCOUNT CONTROL AGREEMENT

                              FIDELITY INVESTMENTS

         THIS DEPOSIT ACCOUNT CONTROL AGREEMENT (this "Agreement") is made and entered into as of July 23, 2001, by SEVEN SEAS PETROLEUM, INC., a Cayman Islands exempted company limited by shares (the "Debtor"), having its principal office at 5555 San Felipe, Suite 1700, Houston, Texas 77056, CHESAPEAKE ENERGY CORPORATION, an Oklahoma corporation having an office at 6100 North Western, Oklahoma City, Oklahoma 73118 ("Chesapeake"), as collateral agent for: (a) itself as "Lender" under that certain Note Purchase and Loan Agreement dated July 9, 2001; and (b) U.S. Trust Company of Texas, N.A. (the "Trustee") as trustee under that certain Indenture dated July 23, 2001, between the Debtor and the Trustee (the "Creditor") and Fidelity Investments ("Fidelity").

         WHEREAS, Fidelity holds Deposit Account No. 503276347 for Debtor (the "Account"). Debtor has granted Creditor a security interest in the Account and Creditor, Debtor and Fidelity are entering into this Agreement to perfect Creditor's security interest in the account.

                                    AGREEMENT

         In consideration of the foregoing, Fidelity, Debtor and Creditor agree as follows:

         1. THE ACCOUNT. Fidelity represents and warrants to Creditor that (a)
Schedule 1 is a complete and accurate statement of the Account as of the date hereof, (b) Fidelity has not agreed with any party, other than Debtor and Creditor, to comply with instructions concerning the Account and Fidelity does not know of any claim to or interest in the Account, other than the interests of Creditor and Debtor and any claim of Fidelity permitted under Section 2.

         2. PRIORITY OF LIEN. Fidelity waives any encumbrances, claims and rights of setoff (or recoupment) it may have against the Account and agrees that, except with respect to payment of its fees under the deposit agreement between Debtor and Fidelity ("Customer Agreement"), it will not assert any banker's lien, encumbrance, claim or setoff against the Account.

         3. CONTROL. Fidelity will comply with instructions, including, but not limited to, instructions to close the Account and transmit the Account balance to Creditor, given by Creditor concerning the Account without the consent of Debtor. Neither Fidelity nor Debtor will agree with any other person to comply with instructions concerning the Account given by any person other than Debtor or Creditor.

         4. DEBTOR'S AUTHORITY TO WITHDRAW. Fidelity may comply with Debtor's instructions concerning the Account until Creditor notifies Fidelity that Creditor is exercising exclusive control over the Account. After Creditor notifies Fidelity of Creditor's exclusive control, Fidelity shall stop complying with any instructions given by the Debtor. Fidelity has no liability to Creditor for following Debtor's instructions before Creditor notifies Fidelity of Creditor's exclusive control.

         5. STATEMENTS AND CONFIRMATIONS. Fidelity will send copies of all statements and other correspondence concerning the Account to Creditor at Creditor's address at the top of this Agreement, to the attention of Marcus C. Rowland, Executive Vice President.

         6. RESPONSIBILITY OF FIDELITY. Fidelity has no liability to Debtor for complying with Creditor's notice of exclusive control or complying with instructions concerning the Account given by Creditor. This Agreement does not create any obligation or duty of Fidelity other than those expressly set forth herein.

         7. TAX REPORTING. All income, gain, expense and loss recognized in the Account shall be reported to all taxing authorities under Debtor's name and taxpayer identification number.

         8. CUSTOMER AGREEMENT. The terms of this Agreement will prevail if this Agreement conflicts with any other agreement between Fidelity and Debtor, including, but not limited to, the Customer Agreement. Irrespective of any term of the Customer Agreement, the Uniform Commercial Code of Texas shall govern the Account.

         9. TERMINATION. The obligations of Fidelity under this Agreement shall continue until Creditor has notified Fidelity that Fidelity is released from further obligation to comply with Creditor's instructions concerning the Account.

         10. THIS AGREEMENT. This Agreement is the entire agreement of the parties with respect to the subject matter of this Agreement and supersedes and discharges all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning this subject matter.

         11. AMENDMENTS. No amendment, modification or termination of this Agreement or waiver of any right shall be binding on any party unless it is in writing and is signed by the party to be charged.

         12. SEVERABILITY. If any term of this Agreement is invalid or unenforceable, the remainder of this Agreement shall be construed as if such invalid or unenforceable term were omitted.

         13. SUCCESSORS. The terms of this Agreement are binding upon, and inure to the benefit of, the parties and their respective successors or heirs and personal representatives.

         14. NOTICES. Any notice or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error-free receipt is received or 2 days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed in the case of mail or electronic transmission or delivered in the case of personal delivery to the party at the address set forth next to such party's name at the top of this Agreement. Any party may change that party's address for notices in the manner set forth above.

         15. CHOICE OF LAW. This Agreement shall be governed by the internal laws of the State of Texas.

                  IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed under seal as of the date and year first written above.

                                FIDELITY INVESTMENTS


                                By
                                  ----------------------------------------------



                                CHESAPEAKE ENERGY CORPORATION


                                By
                                  ----------------------------------------------



                                SEVEN SEAS PETROLEUM, INC.


                                By
                                  ----------------------------------------------

                 Escrow Agreement - Existing Indenture Interest




    Deliberately omitted; incorporated by reference to Exhibit 10(G) hereof.

                     Escrow Agreement - Sub-Thrust Test Well




     Deliberately omitted; incorporated by reference to Exhibit 10(H) hereof.

                               Security Agreement




    Deliberately omitted; incorporated by reference to Exhibit 10(C) hereof.

                    Exhibit E - Registration Rights Agreement




     Deliberately omitted; incorporated by reference to Exhibit 4(D) hereof.

                     COLLATERAL SHARING AND AGENCY AGREEMENT

         THIS COLLATERAL SHARING AND AGENCY AGREEMENT (this "Agreement") is made effective the 23rd day of July, 2001, among CHESAPEAKE ENERGY CORPORATION, an Oklahoma corporation ("Chesapeake"), U.S. TRUST COMPANY OF TEXAS, N.A., as trustee under that certain Indenture dated as of July 23, 2001 (the "Trustee" and collectively with Chesapeake, the "Lenders"), and CHESAPEAKE ENERGY CORPORATION, an Oklahoma corporation in its capacity as collateral agent under this Agreement (the "Collateral Agent").

                                   WITNESSETH:

         WHEREAS, Chesapeake and Seven Seas Petroleum Inc., a Cayman Islands exempted company limited by shares (the "Company"), have entered into that certain Note Purchase and Loan Agreement dated July 9, 2001 (the "Loan Agreement"), pursuant to which Chesapeake purchased from the Company a 12% Senior Secured Note due 2004 in the principal amount of TWENTY-TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($22,500,000.00) (the "Chesapeake Note"); and

         WHEREAS, the Trustee and the Company have entered into that certain Indenture dated July 23, 2001 (the "Indenture"), pursuant to which the Trustee is trustee for the holders of the Company's 12% Senior Secured Series B Notes which will be paid with the proceeds from and/or exchanged for the Company's 12% Senior Secured Series A Notes in the aggregate principal amount of TWENTY-TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($22,500,000.00) (the "Senior Notes" and, together with the Chesapeake Note, the "Notes"); and

         WHEREAS, Chesapeake and the Company have entered into those certain collateral security agreements described on Schedule "1" attached hereto and made a part hereof (the "Collateral Agreements"), pursuant to which the Company has pledged to Chesapeake, as collateral agent, the collateral described in Schedule "2" attached hereto and made a part hereof (the "Collateral") and granted Chesapeake, as collateral agent, a first priority security interest in the Collateral;

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties agree as follows:

1. Referenced Agreement. This Agreement is the "Collateral Sharing Agreement" referred to in any of the Collateral Agreements. Although all parties to the Collateral Agreements have notice of the terms and provisions of this Agreement, none of such parties (other than the Lenders), or any other entity or person, shall have any rights, as third party beneficiary or otherwise, by, through or under this Agreement and no agreement, statement or provision of this Agreement shall be used by any person or entity, except the Lenders, for any purpose whatsoever.

2. Governing Agreement. Anything in the Collateral Agreements or the Notes to the contrary notwithstanding, the rights of the Lenders, as such rights affect the Lenders inter se, in connection with the Collateral and under the Collateral Agreements and the Notes are subject to this Agreement.


COLLATERAL SHARING AND AGENCY AGREEMENT
SEVEN SEAS PETROLEUM INC.

3. Appointment of Collateral Agent. Each of the Lenders hereby irrevocably designates and appoints Chesapeake as such Lender's Collateral Agent and each Lender irrevocably authorizes the Collateral Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the Collateral Agreements and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent by the terms of this Agreement and the Collateral Agreements, together with such other powers as are reasonably incidental thereto. Chesapeake agrees to act as Collateral Agent for the Lenders to the extent provided under the Collateral Agreements, all on the terms and conditions set forth in this Agreement. In its capacity as Collateral Agent, Chesapeake is herein and in the Collateral Agreements sometimes called the "Collateral Agent." Notwithstanding any provision to the contrary elsewhere in this Agreement or in the Collateral Agreements, the Collateral Agent will have no duties or responsibilities, except those expressly set forth herein, will have no fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities will be read into this Agreement or any of the Collateral Agreements or otherwise exist against the Collateral Agent. The Collateral Agent may resign upon thirty (30) days' written notice to the Lenders and in such event the Lenders shall promptly appoint a successor Collateral Agent mutually acceptable to Chesapeake and the Trustee.

4. Undertaking of Collateral Agent. The Collateral Agent, by itself or through any nominee or designee party to any Collateral Agreement or through other agents appointed to act on behalf of the Collateral Agent, as the case may be, is hereby authorized and hereby undertakes to take all actions and exercise all powers specifically delegated to the Collateral Agent by the terms hereof and of the Collateral Agreements, together with all such powers as shall be reasonably incidental thereto, and to hold the Collateral pro rata for the benefit of the Lenders in accordance with their respective Specified Percentage. As used in this Agreement: (a) "Indebtedness" means the principal balance of each of the Notes plus interest, fees, expenses and any Additional Amounts (as defined in the Indenture or the Chesapeake Note) in connection with the Notes, the Loan Agreement, the Indenture, the Collateral Agreements and the other documents executed in connection therewith (collectively, the "Debt Documents") and any and all additional obligations of the Company to the Lenders arising under or pursuant to the Debt Documents; and (b) "Specified Percentage" means as of the date of any determination thereof, the amount of such Lender's Indebtedness divided by the aggregate Indebtedness owing to both Lenders.

5. Capacity of Collateral Agent. The relationship between the Collateral Agent and the Lenders is and shall be that of principal and agent only, and nothing herein shall be construed to constitute the Collateral Agent a trustee for a holder of any of the Indebtedness or of a participation therein, nor to impose on the Collateral Agent duties and obligations other than those expressly provided for herein and in the Collateral Agreements or as the Lenders shall otherwise jointly direct. Each Lender, their respective successors and assigns and each subsequent holder of any of the Indebtedness by its acceptance thereof, agrees that the Collateral Agent and any nominee, designee, trustee or agent acting for the Collateral Agent will be indemnified (to the extent not reimbursed by the Company) with the first proceeds from the Collateral from and against any and all losses, claims, damages, liabilities, and expenses which may be imposed on, incurred by, or asserted against the Collateral Agent, or any such nominee, designee, trustee or agent, in any way related to or arising out of its status as Collateral Agent under this Agreement or any of the Collateral Agreements or in any way related to or arising out of any such nominee, designee, trustee or agent so acting for the Collateral Agent, except any such losses, claims, damages, liabilities, or expenses resulting from the


COLLATERAL SHARING AND AGENCY AGREEMENT
SEVEN SEAS PETROLEUM INC.
                                      - 2 -
gross negligence or willful misconduct of the Collateral Agent or any such nominee, designee, trustee or agent.

6. Reliance by Collateral Agent. The Collateral Agent will be entitled to rely, and will be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by the Collateral Agent to be genuine and correct and to have been signed, sent or made by the proper person or persons and upon advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by the Collateral Agent. The Collateral Agent will be fully justified in failing or refusing to take any action under this Agreement or any of the Debt Documents unless it shall first receive such advice or concurrence of the Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by the Collateral Agent by reason of taking or continuing to take any such action.

7. Non-reliance on Collateral Agent. Each Lender expressly acknowledges that neither the Collateral Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to such Lender and that no act by the Collateral Agent hereafter taken, including any review of the affairs of the Company or any affiliate shall be deemed to constitute any representation or warranty by the Collateral Agent to any Lender. Each Lender represents to the Collateral Agent that it has not relied on the Collateral Agent or any other Lender in making its decision to enter into this Agreement and the Debt Documents to which it is a party. The Collateral Agent will not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Company or any affiliate of the Company that may come into the possession of the Collateral Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

8. Collateral Agent's Individual Capacity. The Collateral Agent and its affiliates may make loans to and generally engage in any kind of business with the Company and its affiliates as though the Collateral Agent were not an agent hereunder. The Collateral Agent will have the same rights and powers under this Agreement and the Debt Documents to which it is a party as any Lender and may exercise the same as though it were not the Collateral Agent, and the terms "Lender" and "Lenders" shall include the Collateral Agent in its individual capacity.

9. Proceeds of Collateral. Any proceeds of the Collateral obtained by the Collateral Agent from time to time shall be distributed by the Collateral Agent to the Lenders in accordance with their respective Specified Percentage for application pursuant to the Collateral Agreements. Any expenses incurred by the Collateral Agent, or by any of its nominees, designees, trustees or agents, including, without limitation, reasonable attorneys' fees and legal expenses, in connection with its enforcement of or foreclosure under the Collateral Agreements, or any of them, shall (to the extent not otherwise paid by the Company) be borne pro rata by the Lenders on the basis of their respective Specified Percentage.

10. Care of Collateral. The Collateral Agent shall exercise the same degree of care in handling the Collateral as the Collateral Agent would exercise in handling similar transactions wholly for the Collateral Agent's own account. Neither the Collateral Agent, the Lenders nor any director, officer, employee, nominee, designee, trustee or agent of either the Collateral Agent or the Lenders (the


COLLATERAL SHARING AND AGENCY AGREEMENT
SEVEN SEAS PETROLEUM INC.
                                      - 3 -

"Lender Parties"), however, will be liable for action taken or omitted by any of them hereunder or under the Collateral Agreements in connection with the administration, enforcement and collection of the Notes or the Collateral Agreements and the rights and remedies of the Collateral Agent and the Lenders thereunder, except for their own willful misconduct or gross negligence. In addition, none of the Lender Parties will be responsible for: (a) any recitals, warranties or representations in the Collateral Agreements; (b) the execution, genuineness, validity, effectiveness or enforceability of the Collateral Agreements or the Collateral; or (c) any action taken or omitted pursuant to any communication or document which they believe in good faith to be genuine or to have been presented by a proper person. Each of the Lender Parties will be entitled conclusively, without liability therefor, to rely upon advice of counsel concerning legal matters. The Collateral Agent will not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any of the Debt Documents, or to inspect the properties, books or records of the Company.

11. Defaults; Realization of Collateral. Upon the occurrence of an event of Default under the Loan Agreement or the Indenture which is not cured or waived in accordance with the terms thereof, the Collateral Agent will forthwith take such steps as it may deem appropriate or useful to realize upon the Collateral.

12. Further Assurances. Each Lender agrees to do such further acts and things and to execute and deliver such additional agreements, powers and instruments, as the Collateral Agent may reasonably request to carry into effect the terms, provisions and purposes of this Agreement, or to better assure and confirm unto the Collateral Agent its respective rights, powers and remedies hereunder, or to facilitate the realization of the Collateral by the Collateral Agent.

13. Notices of Default. If any Lender at any time shall acquire actual knowledge of any default under the Loan Agreement, the Indenture or any of the Collateral Agreements, such Lender will promptly give notice thereof to the other Lender.

14. Amendment and Termination. This Agreement may be amended or terminated by the Lenders, acting together, at any time (without the consent of the Company or any other person) but will otherwise remain in full force and effect until the payment in full of the Notes or the other termination of the Collateral Agreements.

15. Payments. Each of the Lenders agree that the Lenders will share all payments received from realization on any of the Collateral with each other Lender in accordance with each Lender's Specified Percentage at the time of receipt of such payments.

16. Notices. Any notice, demand or communication required or permitted to be given by any provision of this Agreement will be in writing and will be deemed to have been given and received when delivered personally or by telefacsimile to the party designated to receive such notice, or on the date following the day sent by overnight courier, or on the third (3rd) business day after the same is sent by certified mail, postage and charges prepaid, directed to the addresses of the parties set forth on the signature pages hereto or to such other or additional addresses as any party might designate by written notice to the other parties.


17. Governing Law; Severability. This Agreement will be governed by and construed in


COLLATERAL SHARING AND AGENCY AGREEMENT
SEVEN SEAS PETROLEUM INC.
                                      - 4 -
accordance with the internal laws of the State of Oklahoma. If any provision of this Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

18. Successors and Assigns. This Agreement will be binding upon and will inure to the benefit of the all permitted successors and assigns of the parties.

         IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                                   CHESAPEAKE ENERGY CORPORATION,
                                   an Oklahoma corporation


                                   By
                                     ----------------------------------------
                                   Name:  Jennifer M. Grigsby
                                          -----------------------------------
                                   Title:  Corporate Secretary
                                           ----------------------------------

                                   (the "Collateral Agent and a "Lender")

                                   Notice Addresses:

                                   Chesapeake Energy Corporation
                                   Attention: Marcus C. Rowland
                                   6100 North Western
                                   Oklahoma City, Oklahoma  73118
                                   Telefacsimile: (405) 879-9580

                                   and

                                   Commercial Law Group, P.C.
                                   Attention: Ray Lees
                                   2725 Oklahoma Tower
                                   210 Park Avenue
                                   Oklahoma City, Oklahoma  73102
                                   Telefacsimile:  (405) 232-5553


COLLATERAL SHARING AND AGENCY AGREEMENT
SEVEN SEAS PETROLEUM INC.
                                      - 5 -

                                   U.S. TRUST COMPANY OF TEXAS, N.A.


                                   By
                                     ----------------------------------------
                                   Name
                                       --------------------------------------
                                   Title
                                        -------------------------------------

                                   (the "Trustee" and a "Lender")


                                   Notice Address:

                                   U.S. Trust Company of Texas, N.A.
                                   Attention: Corporate Trust Division
                                   2001 Ross Avenue, Suite 2700
                                   Dallas, Texas 75201
                                   Telefacsimile: (214) 754-1303


COLLATERAL SHARING AND AGENCY AGREEMENT
SEVEN SEAS PETROLEUM INC.
                                      - 6 -

                                  SCHEDULE "1"
                              COLLATERAL AGREEMENTS


1. Security Agreement dated effective July 23, 2001 between the Company and the Collateral Agent.

2. Deposit Account Control Agreement dated effective July 23, 2001 among the Company, the Collateral Agent and Southwest Bank of Texas, N.A.

3. Deposit Account Control Agreement dated effective July 23, 2001 among the Company, the Collateral Agent and Fidelity Investments.

4. Escrow Agreement (Existing Indenture Interest) dated effective July 23, 2001 among the Company, the Collateral Agent and Southwest Bank of Texas, N.A.

5. Escrow Agreement (Sub-Thrust Test Well) dated effective July 23, 2001 among the Company, the Collateral Agent and Southwest Bank of Texas, N.A.

6. Legal Mortgages Over Shares dated effective July 23, 2001 between the Company and the Collateral Agent.


COLLATERAL SHARING AND AGENCY AGREEMENT
SEVEN SEAS PETROLEUM INC.
                                      - 7 -

                                  SCHEDULE "2"
                                   COLLATERAL


1. All of the issued and outstanding shares of capital stock and all proceeds, products, additions to, replacements of, substitutions for and accessions with respect thereto of:

                  1.1      Seven Seas Petroleum Holdings Inc. (CI)
                  1.2      Seven Seas Petroleum Turkey Inc. (BC)
                  1.3      Seven Seas Resources Australia Inc. (BC)
                  1.4      Seven Seas Petroleum USA Inc. (DA)
                  1.5      Seven Seas Petroleum Australia Inc. (CI)
                  1.6      Seven Seas Petroleum PNG Inc. (CI)
                  1.7      Seven Seas Petroleum Argentina  Inc. (CI)
                  1.8      Seven Seas Petroleum Mediterranean  Inc. (CI)
                  1.9      Seven Seas Petroleum Turkey  Inc. (CI)
                  1.10     Seven Seas Petroleum Colombia  Inc. (CI)
                  1.11     Petrolinson SA (Pan)
                  1.12     GHK Company Colombia (OK)
                  1.13     Guaduas Pipeline Company (CI)

2.       The following collateral covered pursuant to the Security Agreement:

                  2.1 All of the Company's Accounts of any kind whether now existing or hereafter arising; all Escrow and Deposit Accounts; all chattel papers, documents and instruments relating to the Accounts and the Escrow and Deposit Accounts; and all rights now or hereafter existing in and to all security agreements, leases, and other contracts securing or otherwise relating to any Accounts, Escrow and Deposit Accounts or any such chattel papers, documents and instruments;

                  2.2 All of the Company's Equipment in all of its forms, whether now owned or hereafter acquired and wherever located; all parts thereof and all accessions or additions thereto, whether now owned or hereafter acquired;

                  2.3 All of the Company's general intangibles of any kind whether now existing or hereafter arising (herein called the "General Intangibles"); all chattel papers, documents and instruments relating to the General Intangibles; and all rights now or hereafter existing in and to all security agreements, leases, licenses, permits, patents, trademarks, copyrights, distribution agreements and contracts securing or otherwise relating to any General Intangibles or any such chattel papers, documents and instruments and all of the Company's lien rights against other persons whether statutory, contractual or by common law;

                  2.4 All of the Company's Inventory in all of its forms, whether now owned or


COLLATERAL SHARING AND AGENCY AGREEMENT
SEVEN SEAS PETROLEUM INC.
                                      - 8 -
                           hereafter acquired and wherever located, and all accessions or additions thereto and products thereof, whether now owned or hereafter acquired;

                  2.5 Without in any way limiting or modifying the foregoing in any respect, all of the Company's goods, chattels, business records, contracts, contract rights, advertising agreements, tax refunds, documents of title, fixtures, insurance policies and proceeds, patents, trademarks, service marks, logos, trade names, copyrights and applications therefor, licenses, licensing fees, permits, approvals, consents, certificates, stock, surveys, engineering reports, tools, landscaping, machinery, furniture, furnishings, business machines, appliances, vehicles, trailers, rolling stock, deposits, security deposits, money, securities, claims, demands, causes of action, refunds, rebates, income and all other tangible and intangible real, personal or mixed property whether now owned or hereafter acquired;

                  2.6 Any additional properties or assets from time to time delivered to or deposited with the Collateral Agent as security for the Secured Indebtedness or otherwise pursuant to the terms of this Agreement; and

                  2.7 All proceeds, products, additions to, replacements of, substitutions for and accessions of any and all of the items described in subparagraphs 2.1, 2.2, 2.3, 2.4, 2.5 and 2.6 hereof.


COLLATERAL SHARING AND AGENCY AGREEMENT
SEVEN SEAS PETROLEUM INC.
                                      - 9 -

                             LOAN PURCHASE AGREEMENT

                  THIS AGREEMENT is entered into effective July 23, 2001, among CHESAPEAKE ENERGY CORPORATION, an Oklahoma corporation ("Chesapeake"), ROBERT A. HEFNER III, an individual ("Hefner"), and RAMIIILAJ, A LIMITED PARTNERSHIP, an Oklahoma limited partnership ("Ramiiilaj").

                                   BACKGROUND

                  WHEREAS, Chesapeake, Seven Seas Petroleum Inc., a Cayman Islands exempted company limited by shares (the "Borrower") and all of the subsidiaries of the Borrower entered into that certain Note Purchase Agreement and Loan Agreement (the "Loan Agreement") which provides for the extension of credit (the "CEC Loan") by Chesapeake to the Borrower in the amount of Twenty-Two Million Five Hundred Thousand Dollars ($22,500,000.00) as evidenced by that certain promissory note of even date herewith (the "Note") and the related issuance of warrants (the "Warrants") to purchase up to Twelve Million Six Hundred Twelve Thousand One Hundred Forty (12,612,140) of the Borrower's ordinary shares, representing twenty percent (20%) of the outstanding ordinary shares of the Borrower on a fully diluted basis;

                  WHEREAS, Hefner and Ramiiilaj (jointly and severally, the "Hefner Parties") are affiliates of the Borrower and under the terms of the Loan Agreement agreed with others to purchase the Borrower's 12% Series B Senior Secured Notes (the "Series B Notes") in the amount of Twenty-Two Million Five Hundred Thousand Dollars ($22,500,000.00) as a condition to Chesapeake's obligation to extend the Loan;

                  WHEREAS, under the terms of the Loan Agreement, the Borrower was required to offer (the "Rights Offering") to the Borrower's stockholders the right to purchase an approximate pro rata share of the Corporation's Series A Senior Secured Notes due 2004 in the aggregate principal amount of Twenty-Two Million Five Hundred Thousand Dollars ($22,500,000.00) (the "Series A Notes") coupled with detachable warrants to purchase the Borrower's ordinary shares all on terms substantially similar to the terms of the Loan Agreement with the proceeds to be used to redeem all of the Series B Notes;

                  WHEREAS, to the extent that the Series A Notes are not fully subscribed for in the Rights Offering, the holders of the Series B Notes are required to exchange all of such parties' Series B Notes for Series A Notes and the related warrants; and

                  WHEREAS, in order to induce Chesapeake to enter into and perform the Loan Agreement the Hefner Parties agreed at Chesapeake's request as provided herein to purchase a portion of the CEC Loan (together with a pro rata portion of the Warrants) to the extent necessary to cause the principal amount of the Series A Notes and the CEC Loan held by the Hefner Parties to equal up to a minimum amount of Ten Million Dollars ($10,000,000.00).

                  NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:



SEVEN SEAS PETROLEUM INC.                                           Exhibit "G"
LOAN PURCHASE AGREEMENT                                       Page 1 of 6 Pages

1. Purchase Agreement. Subject to the terms and conditions of this Agreement and in consideration of Chesapeake entering into and performing the terms of the Loan Agreement, the Hefner Parties hereby unconditionally and irrevocably agree to purchase from Chesapeake a portion of the unpaid principal balance of the CEC Loan (the "Purchased Portion") equal to the lesser of: (a) the principal portion of the CEC Loan requested by Chesapeake to be purchased by the Hefner Parties as provided in this Agreement; or (b) Ten Million Dollars ($10,000,000.00) reduced by the principal amount of the Series A Notes held by the Hefner Parties. In addition to the Purchased Portion of the CEC Loan to be purchased by the Hefner Parties pursuant to the foregoing sentence, the Hefner Parties will purchase all accrued and unpaid interest attributable to the Purchased Portion as of the Closing Date (as hereinafter defined). In addition, to the extent that the Hefner Parties actually purchase any portion of the CEC Loan under this Agreement, Chesapeake agrees that simultaneously with such purchase Chesapeake will convey to the Hefner Parties a portion of the Warrants equal to the Purchased Portion divided by Twenty-Two Million Five Hundred Thousand Dollars ($22,500,000.00), rounded to the nearest whole Warrant.

2. Purchase Price. The purchase price of the Purchased Portion of the CEC Loan will be the amount equal to the Purchased Portion, plus any accrued and unpaid interest on the Purchased Portion plus any unpaid sums expended by Chesapeake in connection with the CEC Loan (the "Purchase Price"). The Purchase Price will be paid by the Hefner Parties in immediately available United States Dollars on the day of closing of the purchase of the Purchased Portion.

3. Sale Procedure. Notice of the exercise by Chesapeake of its rights hereunder to sell the Purchased Portion to the Hefner Parties and the consummation of such sale will be performed as follows:

         3.1 Notices. On consummation of the purchase of the Series A Notes by the Hefner Parties in the Rights Offering, the Hefner Parties shall notify Chesapeake (the "Offer Notice") as to the completion of the Rights Offering and the principal amount of the Series A Notes purchased by the Hefner Parties for their own account (excluding any Series A Notes held as agent for any other parties). Chesapeake shall have fifteen (15) days after receipt of the Offer Notice (the "Option Period") to elect to require the Hefner Parties to purchase a portion of the CEC Loan as above provided. Chesapeake election shall be made by giving written notice (the "Election Notice") to the Hefner Parties within the Option Period. The Election Notice shall specify (i) the amount of the Purchased Portion and (ii) a date for the Closing (hereafter defined), which shall not be sooner than two (2) days nor later than five (5) days after the Election Notice is given.

         3.2 Closing. The consummation of the purchase and sale of the Purchased Portion and the portion of the Warrants to the Hefner Parties (the "Closing") will be held at the offices of Commercial Law Group, P.C., 210 Park Avenue, Suite 2725, Oklahoma City, Oklahoma, at 10:00 A.M. on the date specified by Chesapeake in the Election Notice (the "Closing Date").

         3.3 Deliveries. At the Closing, Chesapeake will deliver to the Hefner Parties: (1) a participation certificate evidencing the Purchased Portion of the CEC Loan or such





SEVEN SEAS PETROLEUM INC.                                           Exhibit "G"
LOAN PURCHASE AGREEMENT                                       Page 2 of 6 Pages
                  other evidence as is reasonably acceptable to the parties evidencing the Hefner Parties' ownership of the Purchased Portion; and (b) the required portion of the Warrants. The Hefner Parties will deliver to Chesapeake in immediately available funds the Purchase Price. The parties hereby agree:
                  (x) the Purchased Portion and the Warrants to be assigned under this Agreement will be assigned "AS IS WHERE IS" without any representation, warranty, recourse or liability in any event; (y) to use reasonable efforts to cause the Borrower to issue a separate warrant agreement for the warrants to be assigned to the Hefner Parties; and (z) in the event that a separate warrant agreement is not issued, to take such actions as may be reasonable for Chesapeake to hold the Warrants to be assigned hereunder as agent for the Hefner Parties.

4. Voting Agreement. Under the terms of the Shareholders Rights Agreement of even date herewith among Chesapeake and the Borrower, Chesapeake has the right to request representation on the Borrower's board of directors by persons designated by Chesapeake. In the event that Chesapeake exercises such rights, each of the Hefner Parties agrees to take all action necessary including, but not limited to, the voting of such Hefner Party's capital stock, the execution of written consents, the calling of special meetings, the removal of directors, the filling of vacancies on the Borrower's board of directors, the waiving of notice and the attending of meetings, so as to cause Chesapeake's designees to be voted or appointed to the Borrower's board of directors. The foregoing expressly includes causing the foregoing actions to be taken or performed by any affiliates of the Hefner Parties. Notwithstanding the foregoing, Hefner shall not be required to take any action that, in the opinion of counsel, would violate his fiduciary duties to the Borrower and its shareholders.

5. Miscellaneous. It is further agreed as follows:

         5.1 Default. The parties agree that a violation by any party of the terms of this Agreement cannot be adequately measured or compensated in money damages and that any breach or threatened breach of this Agreement by a party to this Agreement would do irreparable injury to the non-breaching party. The parties, therefore, agree that in the event of any breach or threatened breach by a party to this Agreement of the terms and conditions set forth in this Agreement, the non-breaching party will be entitled, in addition to any and all other rights and remedies that it may have in law or in equity, to apply for and obtain injunctive relief requiring the breaching party to be restrained from any such breach, or threatened breach or to refrain from a continuation of any actual breach.

         5.2 Headings. The section headings in, and the table of contents of, this Agreement are for convenience of reference only and are not part of the substance of this Agreement. References in this Agreement to paragraphs are references to the paragraphs of this Agreement unless otherwise specified.

         5.3 Severability. The parties to this Agreement expressly agree that it is not their intention to violate any public policy, law, statutory or common law rules or the regulations or decisions of any governmental or regulatory body. If any provision of this Agreement is judicially or administratively interpreted or construed as being in


SEVEN SEAS PETROLEUM INC.                                           Exhibit "G"
LOAN PURCHASE AGREEMENT                                       Page 3 of 6 Pages
                  violation of any such policy, law, rule, regulation or decision, the provision causing such violation will be inoperative (and in lieu thereof there will be inserted such provision as may be valid and consistent with the intent of the parties under this Agreement) and the remainder of this Agreement, as amended, will remain binding upon the parties to this Agreement, unless the inoperative provision would cause enforcement of the remainder of this Agreement to be inequitable under the circumstances.

         5.4 Notices. Any notice, demand or communication required or permitted to be given by any provision of this Agreement will be in writing and will be deemed to have been given and received when delivered personally or by telefacsimile to the party designated to receive such notice, or on the date following the day sent by overnight courier, or on the third
                  (3rd) business day after the same is sent by certified mail, postage and charges prepaid, directed to the addresses of the parties set forth below or to such other address as each party may designate for itself by like notice:

                  To Chesapeake:             Chesapeake Energy Corporation
                                             Attention: Marcus C. Rowland
                                             6100 North Western
                                             Oklahoma City, Oklahoma  73118
                                             Telefacsimile: (405) 879-9580

                                             with a copy to

                                             Commercial Law Group, P.C.
                                             Attention: Ray Lees
                                             2725 Oklahoma Tower
                                             210 Park Avenue
                                             Oklahoma City, Oklahoma  73102
                                             Telefacsimile:  (405) 232-5553

                  To the Hefner Parties:     Mr. Robert A. Hefner III
                                             Ramiiilaj, A Limited Partnership
                                             c/o Robert S. May
                                             6305 Waterford Blvd., Suite 470
                                             Oklahoma City, Oklahoma 73118
                                             Telefacsimile:  (405) 858-9898

                                             with copy to:

                                             Gary F. Fuller
                                             McAfee & Taft, A Professional Corporation
                                             10th Floor, Two Leadership Square
                                             211 North Robinson
                                             Oklahoma City, Oklahoma 73102
                                             Telefacsimile:  (405) 235-0439


SEVEN SEAS PETROLEUM INC.                                           Exhibit "G"
LOAN PURCHASE AGREEMENT                                       Page 4 of 6 Pages

         5.5 Successors. This Agreement will be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

         5.6 Remedies. The failure of any party to enforce any right or remedy under this agreement, or to enforce any such right or remedy promptly, will not constitute a waiver thereof, nor give rise to any estoppel against such party, nor excuse any other party from its obligations under this Agreement. Any waiver of any such right or remedy by any party must be in writing and signed by the party against which such waiver is sought to be enforced, will be narrowly construed only as a waiver of the particular matter stated to be waived, and will not constitute a continuing waiver.

         5.7 Survival. All warranties, representations and covenants made by any party in this Agreement or in any certificate or other instrument delivered by such party or on its behalf under this Agreement will be considered to have been relied upon by the party to which it is delivered and will survive the execution of this Agreement, regardless of any investigation made by such party or on its behalf. All statements in any such certificate or other instrument will constitute warranties and representations under this Agreement.

         5.8 Fees. If any party institutes an action or proceeding against any other party relating to the provisions of this Agreement or any default hereunder, the unsuccessful party to such action or proceeding will reimburse the successful party therein for the reasonable expenses of attorneys' fees and disbursements and litigation expenses incurred by the successful party.

         5.9 Counterparts. This Agreement may be executed in any number of counterparts, which will individually and collectively constitute one agreement.

         5.10 CHOICE OF LAW. THIS AGREEMENT WILL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF OKLAHOMA APPLICABLE TO AN AGREEMENT EXECUTED, DELIVERED AND PERFORMED THEREIN WITHOUT GIVING EFFECT TO THE CHOICE-OF-LAW RULES THEREOF OR ANY OTHER PRINCIPLE THAT COULD REQUIRE THE APPLICATION OF THE SUBSTANTIVE LAW OF ANY OTHER JURISDICTION.

                  IN WITNESS HEREOF, the parties have executed this Agreement effective as of the date first above written.



                                 CHESAPEAKE ENERGY CORPORATION,
                                 an Oklahoma corporation


                                 By
                                   --------------------------------------------
                                   Aubrey K. McClendon, Chief Executive Officer
                                   ("Chesapeake")


SEVEN SEAS PETROLEUM INC.                                           Exhibit "G"
LOAN PURCHASE AGREEMENT                                       Page 5 of 6 Pages

                                 ----------------------------------------------
                                 ROBERT A. HEFNER III, individually

                                 RAMIIILAJ, A LIMITED PARTNERSHIP, a Texas limited partnership

                                 By:  Hefner Investment Company,
                                      an Oklahoma corporation,
                                      sole general partner


                                      By
                                        ---------------------------------------
                                        Robert A. Hefner III, President



SEVEN SEAS PETROLEUM INC.                                           Exhibit "G"
LOAN PURCHASE AGREEMENT                                       Page 6 of 6 Pages